                                  SECURITY AGREEMENT



         THIS SECURITY AGREEMENT, dated as of the 26th day of September, 1997, by and between HAWAIIAN NATURAL WATER COMPANY, INC., a Hawaii corporation, the principal place of business and post office address of which is 248 Mokauea Street, Honolulu, Hawaii 96819, (hereinafter called the "Pledgor"), and BOTTLES PACKAGING, INC., a California corporation, the principal place of business and post office address of which is 10625 Ellis Avenue, Unit "A," Fountain Valley, California 92708, (hereinafter called the "Secured Party").


                            W I T N E S S E T H   T H A T:

         1. PLEDGE OF COLLATERAL. To secure the repayment of: (a) a purchase money loan made by the Secured Party to Pledgor, in the principal amount of EIGHT HUNDRED TWENTY FIVE THOUSAND AND NO/100 DOLLARS ($825,000.00), together with interest thereon, which loan is evidenced by that certain promissory note dated concurrently herewith executed by the Pledgor, as Maker, and payable to the Secured Party (the "Note"), the making of which loan will be of benefit to the Pledgor and (b) all Secured Party expenses as described in Sections
4.2 and 8 hereof (collectively, the "Indebtedness"), the Pledgor hereby pledges unto the Secured Party, its successors and assigns, and grants to Secured Party, its successors and assigns, a security interest in, the Collateral described herein.

         2. THE COLLATERAL. The collateral subject to the security interest hereinabove granted is the following (Sections 2.1 and 2.2 being collectively referred to as the "Collateral"):

             2.1 EQUIPMENT.   The Pledgor's equipment described in Exhibit A
attached hereto and incorporated by reference herein and any replacements thereof (the "Equipment"); and

             2.2 SALES  AND  OTHER  PROCEEDS.    Any  proceeds  or
distributions received, whether voluntary or involuntary, from the sale, exchange, or other disposition of the Equipment, and any and all other proceeds of any insurance payable to or on account of Pledgor with respect to the Equipment, and any and all payments made or due and payable to Pledgor in
connection  with  any confiscation,   condemnation,   seizure   or   forfeiture
by   any governmental  entity  (or  any  person  acting  under  color  of governmental authority).

         3. APPLICATION OF CREDIT PROCEEDS. If all or part of the Collateral is being acquired with the proceeds of the Indebtedness, no part of the proceeds of the Indebtedness will be used for personal, family or household purposes. No part of the proceeds of the Indebtedness will be used by the Pledgor for any purpose inconsistent with any statement given by the Pledgor to the Secured

Party with respect to the regulation thereof under Regulation U of the Board of Governors of the Federal Reserve System.

         4. WARRANTIES. The Pledgor warrants to Secured Party upon execution of this Security Agreement, until the full payment, performance and satisfaction in full of the Indebtedness, as follows:

             4.1  LOCATION  OF  EQUIPMENT.   Pledgor  shall  keep  the
Equipment within the State of Hawaii; provided, however, that Pledgor may change the location of Equipment so long as (a) Pledgor shall notify Secured Party of such change by written notice not less than thirty (30) days prior to the date on which the Equipment is moved to such new location, (b) such new location is in the United States, and (c) at the time of such written notification, Pledgor executes and delivers any financing statements necessary to perfect and continue Secured Party's security interests in the Equipment.

             4.2 OTHER ENCUMBRANCES.   At the time of execution of this
Security Agreement, no financing statement has been executed by Pledgor showing any secured party other than the Secured Party and covering any of the Collateral or any proceeds thereof is on file in any public office, except for the security interest granted hereby. The Pledgor will keep the Collateral free from any other security interest or voluntary encumbrance and will assist in the preparation of and will execute from time to time, alone or with the Secured Party, such financing statements or other documents and do, make, execute, file and/or deliver such other acts or instruments as the Secured
Party may reasonably request to establish and maintain the perfection of the security interests in the Collateral hereby granted and otherwise to protect and defend the Collateral against all claims, demands, rights and interests of third
parties.   At its option the Secured Party may discharge taxes, license fees, assessments, liens, security interests and other encumbrances and charges of every kind, to whomsoever assessed or chargeable, at any time levied or placed on the Collateral or any interest therein and may make any advances or incur such expenses or otherwise act as may in the Secured Party's reasonable judgment seem advisable to protect the Secured Party's security hereunder (notwithstanding the invalidity of any tax, assessment, rate, encumbrance or charge paid in such behalf by the Secured Party).

             4.3 INSURANCE. With respect to the Equipment, Pledgor shall maintain, in full force and effect, comprehensive general property damage
insurance, naming Pledgor and Secured Party as joint  insured  payees.    In
the event of destruction of the Equipment, such insurance proceeds shall be utilized by Pledgor to purchase comparable equipment, in Pledgor's reasonable judgment, with equal or greater productivity capacity than the Equipment, and Secured Party shall assist and cooperate with Pledgor in endorsing any insurance proceeds check(s) to Pledgor's acquisition of such replacement equipment. Alternatively, Pledgor shall be granted the discretion to apply all or a portion of the insurance proceeds payable herein to the prepayment of the then outstanding balance of the Note. In the event of destruction of the Equipment, Pledgor shall have the right to immediately defer payments of principal and interest under the Note to Secured Party for the period commencing upon such destruction and ending upon the earlier of (i) one hundred eighty (180) days after Pledgor's receipt of insurance proceeds, or (ii) the installation of replacement equipment. Pledgor shall give to Secured Party written notice of its intention to defer payments within five (5) days
after  the  event  of destruction.   In  the  event  of such  deferral,  Pledgor
will  be obligated to accrue additional simple interest monthly at the rate of
0.8834 on the entire outstanding balance of the Note at the beginning of such deferral period. It is expressly understood that any such interest resulting from a deferral will be in addition to the principal and interest repayment obligations under the Note. The maximum deferral period herein shall not exceed three hundred sixty (360) days. Beginning with the earlier of (i) one hundred eighty one (181) days after the Pledgor's receipt of insurance proceeds, or (ii) the installation of the replacement equipment, Pledgor will resume to pay principal and interest as follows: The interest and principal under the Note and additional interest deferred during the deferral period will be amortized over the remaining repayment period of the Note, and such amortized amounts will be added in equal amounts to each payment under the Note made by Pledgor to Secured Party. Such insurance shall be in an amount no less than the lower of the then outstanding balance of the Note or the replacement value of the Equipment, and shall contain an agreement by the insurer that the insurance shall not be canceled without at least ten (10) days prior notice to Secured Party. All insurance required pursuant to this Subsection shall be effected under valid and enforceable policies issued by insurance companies authorized to do business in the State of Hawaii.

                 INSURANCE NOTICE: THE PLEDGOR IS FREE TO OBTAIN ANY INSURANCE REQUIRED UNDER THIS SECURITY AGREEMENT FROM ANY INSURANCE COMPANY AUTHORIZED TO DO BUSINESS IN THE STATE OF HAWAII. THE SECURED PARTY SHALL NOT MAKE THE
GRANTING OF ANY LOAN OR DISBURSEMENT OF ANY FUNDS SECURED BY THIS SECURITY AGREEMENT CONTINGENT UPON THE PLEDGOR'S OBTAINING OF ANY INSURANCE FROM AN INSURANCE COMPANY DESIGNATED BY THE SECURED PARTY.

             4.4 PRESERVATION OF COLLATERAL. The Pledgor shall do and perform all acts that may be necessary and appropriate to maintain, preserve and protect the Collateral.

             4.5 COMPLIANCE WITH LAWS. ETC. The Pledgor shall comply with all laws, regulations, and ordinances, and all policies of insurance, relating to possession, operation, maintenance and control of the Collateral.

             4.6 CHANGE   IN   NAME.   TRADE   NAME.   OR   FEDERAL
IDENTIFICATION NUMBER. The Pledgor shall not change its corporate name, trade name or federal identification number, provided, however, that Pledgor make such changes so long as such amendment occurs by written notice to Secured Party no less than thirty (30) days prior to the date on which such new name, trade name, or federal identification number becomes valid, and at the time of such written notification, Pledgor executes and delivers any financing statements amendments necessary to continue to perfect Secured Party's security interests in the Collateral.

             4.7 DISPOSITION OF THE COLLATERAL. The Pledgor shall not surrender or lose possession of (other than to Secured Party), sell, or otherwise dispose of or transfer any of the Collateral or any right or interest therein, except to the extent permitted by this Security Agreement. Not Withstanding any other provision in this Security Agreement to the contrary, Pledgor shall be entitled to place subordinate liens on the Collateral.

             4.8 NOTICE TO SECURED PARTY. Pledgor shall promptly provide written notice, upon its receipt of the same, to Secured Party of any notice of default or acceleration of any underlying indebtedness secured by the Collateral.

             5. RECORDS. The Pledgor will keep and maintain at its own cost and expense, complete files and records concerning the Collateral and all dealings with regard thereto. Upon the occurrence of an Event of Default (as defined herein), the Pledgor shall, at its own expense, deliver any such files and records to the Secured Party at any time at the Secured Party's request. Upon the occurrence of an Event of Default, the Secured Party or any one designated by it may at any time inspect the same and make extracts therefrom as it deems advisable.

         6.  SECURED PARTY'S RIGHTS AND REMEDIES.

             6.1 FURTHER ASSURANCES. Pledgor, upon the reasonable request of the Secured Party, will execute and deliver such further instruments as may be necessary and proper to carry out more effectively the purposes of this Security Agreement and to subject to the lien and security interest hereof any of the Collateral herein described and any substitutions or replacements thereto. Pledgor hereby irrevocably makes, constitutes, and appoints Secured Party (and its officers, employees, and agents) as Pledgor's true and lawful attorney with power to sign the name of Pledgor on any of the above-referenced instruments which need to be executed, recorded, or filed, and to do any and all things necessary in the name of Pledgor, in order to perfect, or continue the perfection of, Secured Party's security interests in the Collateral, PROVIDED, HOWEVER, that Secured Party shall only exercise rights under this power of attorney upon the occurrence of an Event of Default (as hereinafter defined), and further upon Pledgor's refusal or failure to execute any of the above-described or similar documents required herein after two (2) business days prior written notice from Secured Party.

             6.2 EVENT OF DEFAULT. Upon the occurrence of an Event of Default (as hereinafter defined), the Secured Party shall have the following rights and remedies:

                  (a) In the event of any public sale of the Collateral hereunder, or if any of the Collateral subject hereto may not be publicly offered or sold by the Secured Party, at any time when the Secured Party shall determine to exercise its right to sell all or part of the Collateral pursuant to this Security Agreement, and in the Secured Party's reasonable judgment, the Secured Party is hereby authorized, after advance written notification to Pledgor, to sell such of the Collateral as it may determine by public or private sale, in such manner, method, time, place and terms which are deemed commercially reasonable under the Hawaii Uniform Commercial Code;

                  (b) Secured Party may notify any person liable for any payment with respect to any of the Collateral or require Pledgor to notify such person to make payment directly to the Secured Party and the Secured Party may exercise all remedies for the enforcement of payment of any receivable, including without limitation, the commencement and prosecution of legal proceedings, which Pledgor could exercise;

                  (c) Secured Party may assign this Security Agreement and in such event (i) the assignee shall be entitled, upon notifying the Pledgor, to payment and performance of all obligations of the Pledgor hereunder,
(ii) the assignee shall be entitled to all of the Secured Party's rights and remedies hereunder and (iii) the Pledgor will assert against assignee no claims or defenses it may have against the Secured Party except those arising under the Note;

                  (d) The Secured Party may apply the whole or any part of any payment by the Pledgor or any proceeds constituting the Collateral hereunder against any of the Indebtedness, PROVIDED, HOWEVER, that any surplus funds after payment of the Indebtedness and any other allowable expenses or charges under this Security Agreement shall be promptly returned to Pledgor;

                  (e) Secured Party may, but shall not be required to, set off any obligations owing by the Secured Party to the Pledgor against any of the Indebtedness whether the Indebtedness has matured or not or is absolute or contingent, without first resorting to the Collateral and without prejudice to any other rights or remedies of the Secured Party or the security interest in the Collateral; and

                  (f) Secured Party shall have the rights and remedies with respect to any and all of the Indebtedness and the Collateral provided in this Security Agreement and the Uniform Commercial Code in force in the State of Hawaii on the date hereof.

             6.3  ACCELERATION.   Whenever an Event of Default has occurred or
is continuing and after the running of any applicable cure periods, the whole amount of the Indebtedness secured hereby shall at the option of the Secured Party become at once due and payable.

             6.4 DEFAULT. The Pledgor shall be in default hereunder if any one or more of the following events (herein called "Events of Default") shall happen, that is to say:

                  (a) if the Pledgor shall default in the payment of any amount of interest or principal payable under the Note, except as may be provided under Section 4.3 herein, and the Pledgor shall fail to remedy the same within any cure periods provided in the Note; or

                  (b) if the Pledgor shall default in the payment of any cost, charge or advance under this Security Agreement; or

                  (c) if the Pledgor shall default in the due observance or performance of any covenant, condition or agreement contained in this Security Agreement (other than those described in Subsections 6.4(a) and (b)) and the Pledgor shall fail to remedy the same (if capable of being remedied) within thirty (30) days after written notice and demand for cure shall have been given to the Pledgor by the Secured Party; or

                  (d) if the Pledgor shall become insolvent, or shall make an assignment for the benefit of creditors, or shall admit in writing any inability to pay its debts as they become due, or shall be the subject of a voluntary or involuntary petition in bankruptcy, or shall be adjudicated a bankrupt or insolvent, or shall file any petition or answer seeking for itself any arrangement, composition, adjustment, liquidation, dissolution or similar relief to which it may be entitled under any present or future statute, law or regulation, or shall file any answer admitting the material allegations of any petition filed against it in any such proceedings, or shall seek or consent to or acquiesce in the appointment of any trustee, receiver or liquidator of all or a substantial part of its properties or assets, including the Collateral; or

                  (e) if there shall be any other sale, transfer, hypothecation, assignment, conveyance, lease or sublease of the Collateral, or any portion thereof or interest therein, without the secured Party's prior written consent, except as provided under Section 4.7 of this Security Agreement; or

                  (f) if any material representation or warranty herein shall be untrue in any substantial respect and the Pledgor shall fail to remedy the same (if capable of being remedied) within thirty (30) days after written notice and demand for cure shall have been given to the Pledgor by the Secured Party; or

                  (g) if the Collateral or any part thereof shall be seized, attached, executed, confiscated, levied upon under any legal process or under claim of legal right, or subject to forfeiture proceedings under state or federal laws, and the Pledgor shall fail to secure release or discharge of the Collateral from such seizure within thirty (30) days of such seizure, or if the Collateral or any part thereof is destroyed, lost or substantially damaged and the Pledgor shall fail to replace the Collateral within one hundred eighty (180) days after Pledgor's receipt of insurance proceeds paid as a result of such destruction, loss or damage; or

                  (h) if Pledgor fails to pay when due any payment of any other underlying indebtedness secured by the Collateral, after the running of any applicable cure periods associated with such indebtedness; or

                  (i) any event or condition occurs that results in the acceleration of the maturity of any other underlying indebtedness secured by the Collateral or permits the holders of such underlying indebtedness to accelerate the maturity thereof.

             6.5 UPON DEFAULT. Whenever an Event of Default under this Security Agreement shall have occurred and be continuing, the Secured Party shall have the following rights and remedies in addition to, and not in lieu of, those stated above:

                  (a) Secured Party is hereby authorized to cause to be transferred or registered to its name or to the name of any other person or corporation as pledgee or trustee or otherwise any of the Collateral and such transferee may exercise all of the other rights and privileges in connection with the Collateral to which said transferee may be entitled by virtue of being the tile holder of record thereof in addition to the rights and privileges otherwise granted to the Secured Party hereunder, but the Secured Party or said transferee shall not be obliged to exercise any of said rights or privileges;

                  (b) Secured Party need not keep the Collateral in its possession identifiable. Secured Party may, after giving such notice as may be required by law, if any, sell, transfer, compromise, discharge or extend the whole or any part of the Collateral;

                  (c) Secured Party shall have the rights and remedies provided herein and in the Hawaii Uniform Commercial Code, including the right to assume active control over the Collateral, to deal with the Collateral, and to sell, assign and deliver the whole, or any part of the Collateral, or any substitutions or additions thereto, at one or more public or private sales, after advance written notification to Pledgor; provided, however, the Secured Party and Pledgor shall have the right to purchase this Collateral in whole or part at any public or private sale;

                  (d) Upon any sale of the Collateral, the Pledgor or the Secured Party or its designated agent shall assign and deliver the Collateral to the purchaser or purchasers and, after deducting all reasonable costs and expenses of collection, and sale, including reasonable attorney's fees, shall retain the residue of the proceeds of such collection, sale or sales, to the Secured Party who after deducting all reasonable costs and expenses incurred by it as a result of the Pledgor's default, including reasonable attorney's fees, shall apply the remainder of the residue of the proceeds to the payment of the Note. Any surplus of the residue of the proceeds of such sale shall be forthwith returned to the Pledgor, subject to the right of the Secured Party to offset any such excess against any other Indebtedness, secured or unsecured, which the Pledgor may at the time owe to the Secured Party. The Pledgor agrees that the Secured Party may conduct such sale of Collateral hereunder in accordance with the provisions herein; and

                  (e) The Pledgor shall be liable for any deficiency between the proceeds of any Collateral collected or disposed of by the Secured Party and the unpaid balance of the Indebtedness.

         7. PLEDGOR'S RIGHTS AND REMEDIES. At any time, before or after the occurrence of any Event of Default, the Pledgor shall have the rights and remedies provided herein and in the Hawaii Uniform Commercial Code. No failure or delay on the part of the Secured Party exercising any power or right under this Security Agreement nor any other power, right on default, and no single or partial exercise of any such power or right shall preclude or be deemed a waiver or election of any other legal remedy, power or right or further exercise thereof. The Secured Party, notwithstanding any such failure or delay, shall have the right thereafter to insist upon the strict performance by the Pledgor of any and all of the terms and provisions of this Security Agreement to be performed by the Pledgor, or to declare all Indebtedness secured hereby at once due and payable because of the occurrence of any Event of Default.

         8. SECURED PARTY EXPENSES. All expenses, reasonable attorneys' fees, collectors' fees, and reasonable legal expenses, which the Secured Party may incur in determining, protecting, enforcing or exercising its interests, rights or remedies hereunder or in connection with the Collateral, shall be paid by the Pledgor to the Secured Party upon demand, shall constitute a portion of the

Indebtedness and shall bear interest from the date of demand until paid at the rate of interest then charged under the Note.

         9. NOTICES. Whenever notice is required, including notice of any intended public or private sale or of the time after which any other authorized disposition of the Collateral is to be made, reasonable notice shall be deemed to be ten (10) days. All notices, demands or documents which are required or permitted to be given or served hereunder shall be in writing and sent by first class, registered or certified mail, postage prepaid, or by hand delivery, or by facsimile telecopier, addressed as follows:

             To Secured Party at:

                  BOTTLES PACKAGING, INC.
                  10625 Ellis Avenue, Unit "A"
                  Fountain Valley, California 92708
                  Facsimile No. (714) 460-6472

             To Pledgor at:

                  HAWAIIAN NATURAL WATER COMPANY, INC.
                  248 Mokauea Street
                  Honolulu, Hawaii 96819
                  Facsimile No. (808) 832-4559

             Any such address may be changed from time to time by serving notice to all other parties as above provided. Service of such notice or demand shall be deemed complete on the date of actual delivery or at the expiration of the fifth (5th) day after the date of mailing, whichever is earlier.

             The Pledgor's remedies for the Secured Party's sale or other disposition of Collateral without required notice shall be limited to those expressly stated in Section 9-507(1) of the Uniform Commercial Code, aforesaid (Section 490:9-507(1), Hawaii Revised Statutes).

         10. TIME. Time and each of the terms, covenants and conditions hereof are hereby declared to be of the essence and no indulgence or acceptance by the Secured Party of delinquent or partial payments constitute a waiver of the Secured Party's rights or of any provision of this agreement. No waiver of any existing default shall be deemed to waive any subsequent default.

         11. INTEGRATION. This writing is intended by the parties as a final expression of their agreement and is intended also as a complete and exclusive statement of the terms of their agreement. No waiver, consent or approval by the Secured Party or modification or amendment hereof shall be effective unless in writing signed by the Secured Party.

         12. CAPTIONS AND DESIGNATIONS. The captions of the various sections, subsections and clauses hereof are for convenience only and shall not control, limit or otherwise affect the meaning or construction hereof. All collective designations shall refer to the subjects thereof severally as well as collectively.

         13. PARTIES. This Security Agreement shall inure to the benefit of BOTTLES PACKAGING, INC., the named "Secured Party," and its successors and assigns, and inure to the benefit of and shall be binding upon HAWAIIAN NATURAL WATER COMPANY, INC., the named "Pledgor," and its successors and assigns. The terms "Secured Party" and "Pledgor" shall include the plural, and shall include the masculine when the Secured Party or Pledgor, is a male, and shall include the feminine when the Secured Party or Pledgor is a female, and shall include a corporation, its successors and assigns, when the Secured Party or Pledgor is a corporation.

         14. FURTHER INSTRUMENTS. The Pledgor upon the reasonable request of the Secured Party, will execute and deliver such further instruments and do such further acts as may be necessary and proper to carry out more effectively the purposes of this Security Agreement and to subject to the lien and security interest hereof any of the Collateral herein described and any renewals, additions, substitutions, replacements or betterments thereto.

         15. ACKNOWLEDGMENT OF INDEBTEDNESS. Within ten (10) days after request by the Secured Party in writing, the Pledgor will furnish to the Secured Party or to any proposed assignee of this Security Agreement a written statement, duly acknowledged, of the amount due on Indebtedness secured by this Security Agreement and whether any offsets, counterclaims or defenses exist against the Indebtedness.

         16. RIGHT OF SECURED PARTY TO EXTEND TIME OF PAYMENT, SUBSTITUTE, RELEASE SECURITY. ETC. Without affecting the liability of any person, including the Pledgor, for the payment of any Indebtedness secured hereby, or the lien of this Security Agreement on the Collateral (or the remainder thereof), for the full amount of any Indebtedness unpaid, the Secured Party may from time to time, without notice and without affecting or impairing any of its rights under this Security Agreement: (a) release any person liable for the payment of any of the Indebtedness; (b) extend the time or otherwise alter the terms of payment of any of the Indebtedness or accept a renewal note or notes to evidence such an extension or alteration; (c) accept additional security therefor of any kind, including (but not limited to) deeds of trust, mortgages and security agreements; (d) alter, substitute or release any Collateral securing the Indebtedness; (e) resort for the payment of the Indebtedness secured hereby to any securities therefor in such order and manner as it may see fit; (f) join in granting any extension or subordination or other agreement affecting this Security Agreement or the lien or charge thereof.

         17. LOSS. DESTRUCTION. ETC. OF THE NOTE. The Pledgor will, in the event that the Note shall be mutilated, destroyed, lost or stolen, deliver to the Secured Party, in substitution therefor, a new Note containing as the old Note with a notation thereon of the unpaid principal and accrued unpaid interest. The Pledgor shall be furnished with satisfactory evidence of the mutilation, destruction, loss or theft of the Note and also such security or indemnity as may be reasonably requested by the Pledgor; PROVIDED, HOWEVER, that if the original Secured Party named herein is then the Secured Party under this Security Agreement, an unqualified indemnity from the original Secured Party named herein shall be deemed to be satisfactory security for indemnification.

         18. DEFINITIONS. The terms "advances," "costs" and "expenses" shall include, but shall not be limited to, reasonable attorneys' fees whenever incurred. The terms "Indebtedness", "loan" and "obligations" shall mean and include, but shall not be limited to all claims, demands, obligations and liabilities whatsoever, however arising, whether owing by the Pledgor, individually or as a partner, or jointly or in common with any others, and whether absolute or contingent, and whether owing by the Pledgor, as principal debtor or as accommodation maker or as indorser, liquidated or unliquidated, and whenever contracted, accrued or payable.

         19. GOVERNING LAW. This Security Agreement is governed by and shall be construed in accordance with the laws of the State of Hawaii. Secured Party submits to the personal jurisdiction of the courts of the State of Hawaii and the federal courts of the United States for the District of Hawaii and any appellate court from any such state or federal court and hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such Hawaii court or to the extent permitted by law, in such federal court. In addition, each party hereby irrevocably and unconditionally waives, to the fullest extent permitted by law,
(a) any objection which it may now have or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any related matter in any Hawaii state or federal court, (b) the defense of an inconvenient forum to the maintenance of any suit, action, or proceeding in any such court, and (c) trial by jury in any such suit, action or proceeding.
If any provision of this Security Agreement is held to be invalid or unenforceable, such will not affect the validity or enforceability of the other provisions of this Security Agreement.

         20. SEVERABILITY. If any provision of this Security Agreement is held to be invalid or unenforceable, the validity and enforceability of the other provisions of this Security Agreement will remain unaffected.

         IN WITNESS WHEREOF, the parties hereto have executed this Security Agreement effective as of the day and year first above written.

                                           HAWAIIAN NATURAL WATER COMPANY, INC.

                                           By /s/ Marcus Bender
                                               --------------------------------
                                               Its President
                                                                         Pledgor

                                           BOTTLES PACKAGING, INC.


                                           By  Oleg G. Dimitriev
                                               --------------------------------
                                               Its
                                                                   Secured Party

STATE OF HAWAII                   )
                                  ) SS.
CITY AND COUNTY OF HONOLULU       )

         On this 30th day of September, 1997, before me personally appeared Marcus Bender, to me personally known, who being by me duly sworn, did say that he is the President of HAWAIIAN NATURAL WATER COMPANY, INC., a Hawaii corporation, and that the instrument was signed and sealed in behalf of the corporation by authority of its Board of Directors, and the said Marcus Bender acknowledged the instrument to be the free act and deed of the corporation.

                                  /s/ Darryl M. Taira
                                  --------------------------------------------
                                  Notary Public, State of Hawaii

                                  My commission expires:  6-29-99

STATE OF CALIFORNIA               )
                                  ) SS.
COUNTY OF ORANGE                  )

         On this_____day of_________________, 1997, before me personally appeared______________________, to me personally known, who being by me duly sworn, did say that he is the______________________of BOTTLES PACKAGING, INC., a California corporation, and that the instrument was signed and sealed in behalf of the corporation by authority of its Board of Directors, and the said _________________________ acknowledged the instrument to be the free act and deed of the corporation.


                                  --------------------------------------------
                                  Notary Public, State of California

                                  My commission expires:  ____________________

                                     EXHIBIT "A"

                                      MACHINERY

QUANTITY      DESCRIPTION

     1 3 cavity blow-molding machine complete with 3 molds for 1.5, 1.0 and 0.5 liter bottles

     1        Mechanical preform container overturner

     1        Bottle ejection device

     1        Refrigeration type EGF 18/AE

     1        Sterilizing filter PA11-V3A10399 complete with cartridge

     1        Coalescent filter PMT11-V3A14185 completes with cartridge

     1        Deodorizing filter MPT11-V3A10516 complete with cartridge

     1        Drier DFR-43 - 268 m/h @ 40 bar

     1        1,000 liter vertical tank - 42 bar

     1        Cooling tower PMS 6-65

     1        1,500 liter vertical tank - 12 bar

     1        High pressure R123 L1 1" PI 50 bar PU 5/50 bar

     1        Hydraulic and electric installation

     1 Electrical distribution switchboard, main lug only, N1 enclosure, 120/208 V, 3 PH

     1        Hydraulic pallet jack

     1        Electric pallet jack

     l        Electrical wiring for equipment, lights, switches and receptacles

     1        Simpli-flex modular conveyor system to convey PET water bottles